ADVANTAGE X
Variable Adjustable Life Insurance Policy

issued through
Transamerica Corporate Separate Account Sixteen

by
Transamerica Life Insurance Company

Supplement dated July 9, 2026

to the

Prospectus dated May 1, 2018

This supplement contains additional information and should be read and retained along with the prospectus dated May 1, 2018. Please read this supplement carefully and keep it with your prospectus for future reference.

A name change applies to the following portfolio:

PRIOR PORTFOLIO NAME	NEW PORTFOLIO NAME	Effective on or about
Vanguard Variable Insurance Funds - Mid-Cap Index Portfolio	Vanguard Variable Insurance Funds Morningstar Mid-Cap Index Portfolio	July 29, 2026

If you have any questions regarding this supplement, you may contact us by writing to the Administrative Office at Transamerica Life Insurance Company, 4840 N. River Blvd., Cedar Rapids, Iowa 52411, or calling toll free at 1-888-804-8461 (Monday ‑ Friday from 8:00 a.m. – 4:30 p.m. Central time).